UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-05896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  APRIL 30, 2010

Annual Report to Shareholders

DWS LifeCompass Protect 2017 Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

14 Investment Portfolio

15 Financial Statements

18 Financial Highlights

22 Notes to Financial Statements

31 Report of Independent Registered Public Accounting Firm

33 Tax Information

34 Summary of Management Fee Evaluation by Independent Fee Consultant

39 Board Members and Officers

43 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Target date funds are designed for investors seeking to meet their respective investment goals, such as retirement, around the target date year. The target date is the approximate date when investors plan to start withdrawing their money in the fund. As the fund approaches its target year, the fund will decrease its emphasis on growth of capital and increase its emphasis on current income. The principal value of the funds is not guaranteed at any time, including at the target date. There is no guarantee that the fund will provide adequate income at and through retirement.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	4.62%	-2.11%
Class C	3.82%	-2.88%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-1.39%	-4.40%
Class C (max 1.00% CDSC)	3.82%	-2.88%
No Sales Charges
Class S	4.81%	-1.94%
Institutional Class	4.68%	-1.99%
BOA Merrill Lynch 3-month U.S. Treasury Bill Index+	.15%	1.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated September 1, 2009 are 2.48%, 3.22%, 2.19% and 2.16% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS LifeCompass Protect 2017 Fund — Class A [] BOA Merrill Lynch 3-month U.S. Treasury Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.

+ The BOA Merrill Lynch 3-month U.S. Treasury Bill Index (name changed from Merrill Lynch 3-month U.S. Treasury Bill Index effective September 25, 2009) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 8.98	$ 8.96	$ 8.97	$ 8.94
4/30/09	$ 8.86	$ 8.83	$ 8.86	$ 8.86
Distribution Information: Twelve Months as of 4/30/10: Income Dividends	$ .29	$ .22	$ .32	$ .33
Lipper Rankings — Mixed Asset Target 2020 Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	179	of	183	98
Class C 1-Year	180	of	183	98
Class S 1-Year	177	of	183	97
Institutional Class 1-Year	178	of	183	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Important Financial Warranty Information

While a financial warranty reduces risk, it does not completely eliminate it. Because the commitments of the warranty provider are conditional and limited in amount, it is not certain that you will receive the protected NAV. The financial warranty is dependent upon the financial conditions of the issuer, Main Place Funding, LLC, a subsidiary of Bank of America, N.A. Your ability to receive the protected NAV is subject to the satisfaction of certain obligations and/or conditions precedent under the financial warranty agreement. The financial warranty is capped at $1 billion, increases the fund's expenses and could lower the fund's performance. If the current warranty were terminated, the fund could operate without the benefit of a warranty, or it could obtain a new warranty. In either case, the fee payable under the new warranty could be higher, which could increase the fund's expenses more and lower the fund's performance further. The amount you can expect to receive at the maturity could be reduced if you redeem prior to maturity (in which case your shares will be redeemed at the current NAV) which could be less than the protected high NAV, if you take dividends or distributions in cash; or if the board were to decide to terminate the fund prior to maturity. See prospectus for details about this and other caveats.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,029.90	$ 1,025.40	$ 1,030.70	$ 1,027.10
Expenses Paid per $1,000*	$ 8.76	$ 12.30	$ 8.71	$ 9.05
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,016.17	$ 1,012.65	$ 1,016.22	$ 1,015.87
Expenses Paid per $1,000*	$ 8.70	$ 12.23	$ 8.65	$ 9.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS LifeCompass Protect 2017 Fund	1.74%	2.45%	1.73%	1.80%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS LifeCompass Protect 2017 Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS LifeCompass Protect 2017 Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang
Inna Okounkova
William Chepolis, CFA

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The improving prospects for the US economy, together with an increasingly positive outlook for corporate earnings, propelled the Standard & Poor's 500® (S&P 500) Index to an impressive gain of 38.84% during the 12-month period ended April 30, 2010.1 When the annual period began, the aftereffects of the financial crisis continued to weigh heavily on investor psychology. As the year progressed, however, evidence began to emerge that rather than falling into a depression — as many had feared in early 2009 — the world economy was in fact exhibiting steadily improving growth. The result was a steady flow of cash into the equity markets from the more conservative "safe havens" favored by investors during the crisis period.

Small-cap stocks, which benefited from investors' heightened appetite for risk, outperformed large caps with a return of 48.95% based on the Russell 2000® Index.2 International equities underperformed US large caps, as gauged by the 34.43% return of the MSCI EAFE Index.3

Treasury yields stood at very low levels at the beginning of the fund's fiscal year, reflecting the heightened investor demand for safer assets in the wake of the 2008 market meltdown. Since then, prices have fallen — and yields have risen — due to both the improving economic outlook and investors' desire to take on more risk in other areas of the financial markets. The 10-year Treasury closed the fiscal year with a yield of 3.66%, up from 3.12% a year earlier.

DWS LifeCompass Protect 2017 Fund is an asset allocation fund with a 10-year maturity. The fund's strategy is designed to dynamically allocate between an "active" or equity component and a "reserve" or fixed-income component, depending on the market environment. The active component seeks to provide diversified exposure to global equity markets, with the goal of providing capital appreciation. This is primarily achieved via futures contracts and exchange-traded funds that offer exposure to various US and international indices.4 The reserve component primarily invests in US government securities, with the goal of providing capital protection. The reserve component may also be invested in DWS Short Duration Plus Fund.5 The fund's managers rebalance the portfolio on a daily basis.

Performance Attribution

The total return for the Class A shares of the fund was 4.62%. Its benchmark, the BOA Merrill Lynch 3-month U.S. Treasury Bill Index, returned 0.15%, while the average return of the funds in its peer group, the Lipper Mixed Asset Target 2020 Funds Category, was 29.79%.6,7

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

When judging performance, it is important to remember that we invest with the full life of the fund in mind. As a consequence, we do not place a great deal of emphasis on short-term results.

With this in mind, the reason for the fund's underperformance relative to its peer group was its unique structure. The fund employs a dynamic asset allocation strategy that reduces exposure to equities when the stock market is falling. For example, when we launched the fund in November of 2007, its allocation to equities was 80%. Once the financial crisis began to weigh on market performance, our equity exposure decreased to as low as 5% — a positive for the fund's Lipper ranking at the time given that the average fund in the category holds approximately 65-70% in equities. The fund's allocation to equities is now higher at approximately 24%, the result of our dynamic allocation strategy. While this portion of the fund helped performance on an absolute basis given the rally in stock prices, the fact that this weighting is still well below the peer group average accounts for the fund's poor Lipper ranking as of April 2010.

The fund's fixed-income position is invested entirely in US Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.8 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than bonds of similar maturity, they tend to be more sensitive to volatility in the broader bond market. This is particularly true for longer-maturity STRIPS. On the other hand, the dominant contribution to price performance for STRIPS with closer maturity dates comes from the gradual appreciation of the bonds towards their $100 par value.

While the long-term performance of the fixed-income portion of the portfolio is dominated by the accretion of the STRIPS' price toward its par value, the interval until the fund's maturity date is long enough that its STRIPS position continues to be affected by the movements in prevailing interest rates. As a result, the rising yields — and falling prices — of government bonds during the annual period caused the fund's STRIPS investment to produce a modestly negative return. Fortunately, this was more than offset by the strong performance of the equity portion of the portfolio.

Recent Fund Developments

Upon the recommendation of the fund's investment advisor, Deutsche Investment Management Americas Inc., the fund's Board has authorized the fund's early termination, which will be effective on or about July 27, 2010. Liquidation proceeds will be disbursed to shareholders shortly thereafter. See Notes to Financial Statements — Note E. Fund Early Termination and Liquidation.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index.

3 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing market prices and translates to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 Using futures contracts — agreements to buy or sell a particular financial instrument at a predetermined price in the future — allows the fund to rebalance on a daily basis without incurring the trading costs and expenses associated with a direct investment in stocks. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin.

5 DWS Short Duration Plus Fund may invest in lower-quality and non-rated securities, which present greater risk of loss of principal and interest rates than higher-quality securities. DWS Short Duration Plus Fund may use various derivatives, including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and DWS Short Duration Plus Fund could suffer losses on its derivatives positions.

6 The BOA Merrill Lynch 3-month U.S. Treasury Bill Index (name changed from the Merrill Lynch 3-month U.S. Treasury Bill Index, effective September 25, 2009) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7 The Lipper Mixed Asset Target 2020 Funds Category includes funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2020. For the 1-year period, this category's average return was 29.79% (183 funds) as of 4/30/10. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

8 STRIPS is an acronym for Separate Trading of Registered Interest and Principal Securities.

Portfolio Summary

Portfolio Allocation	4/30/10	4/30/09

Active Component S&P 500 Index	16%	4%
MSCI EAFE Index	4%	1%
S&P MidCap 400 Index	2%	1%
Russell 2000 Index	2%	1%
	24%	7%

Reserve Component US Treasury STRIPS	76%	93%
	100%	100%

Portfolio Allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio — Liquidation Basis as of April 30, 2010

	Principal Amount ($)	Value ($)

US Treasury Obligation 75.7%
US Treasury STRIPS, 3.37%*, 11/15/2017 (Cost $9,065,004)	11,663,000	9,031,676
	Shares	Value ($)

Exchange-Traded Funds 24.0%
iShares MSCI EAFE Index Fund	10,115	550,559
iShares Russell 2000 Index Fund	2,915	208,656
SPDR S&P 500 ETF Trust, Series 1	15,810	1,879,176
SPDR S&P MidCap 400 ETF Trust, Series 1	1,575	234,880
Total Exchange-Traded Funds (Cost $2,631,201)		2,873,271
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $11,696,205)+	99.7	11,904,947
Other Assets and Liabilities, Net	0.3	30,414
Net Assets	100.0	11,935,361

* Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $12,133,127. At April 30, 2010, net unrealized depreciation for all securities based on tax cost was $228,180. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $242,070 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $470,250.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

US Treasury Obligation	$ —	$ 9,031,676	$ —	$ 9,031,676
Exchange-Traded Funds	2,873,271	—	—	2,873,271
Total	$ 2,873,271	$ 9,031,676	$ —	$ 11,904,947

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Liquidation Basis as of April 30, 2010
Assets
Investments in securities, at value (cost $11,696,205)	$ 11,904,947
Cash	119,251
Receivable for Fund shares sold	20,500
Due from Advisor	38,154
Other assets	10,795
Total assets	12,093,647
Liabilities
Payable for Fund shares redeemed	53,944
Other accrued expenses and payables	104,342
Total liabilities	158,286
Net assets, at value	$ 11,935,361
Net Assets Consist of:
Undistributed net investment income	43,690
Net unrealized appreciation (depreciation) on investments	208,742
Accumulated net realized gain (loss)	(3,852,265)
Paid-in capital	15,535,194
Net assets, at value	$ 11,935,361
Net Asset Value
Class A Net Asset Value and redemption price per share ($6,153,146 ÷ 685,002 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.98
Maximum offering price per share (100 ÷ 94.25 of $8.98)	$ 9.53

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,519,133 ÷ 616,070 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.96
Class S Net Asset Value, offering and redemption price per share ($209,044 ÷ 23,315 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.97
Institutional Class Net Asset Value, offering and redemption price per share ($54,038 ÷ 6,047 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations — Liquidation Basis for the year ended April 30, 2010
Investment Income
Income: Interest	$ 575,132
Dividends	66,633
Income distributions — affiliated cash management vehicles	403
Total Income	642,168
Expenses: Management fee	115,530
Administration fee	19,255
Services to shareholders	17,845
Distribution and service fees	87,262
Custodian fee	4,828
Legal fees	100,300
Audit and tax fees	58,410
Trustees' fees and expenses	3,101
Reports to shareholders	67,980
Registration fees	57,732
Financial warranty fee	109,753
Other	3,672
Total expenses before expense reductions	645,668
Expense reductions	(268,720)
Total expenses after expense reductions	376,948
Net investment income	265,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	941,991
Change in net unrealized appreciation (depreciation) on investments	(1,045,666)
Net gain (loss)	(103,675)
Net increase (decrease) in net assets resulting from operations	$ 161,545

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended April 30,
	2010[a]	2009
Operations: Net investment income	$ 265,220	$ 675,442
Net realized gain (loss)	941,991	(2,381,236)
Change in net unrealized appreciation (depreciation)	(1,045,666)	735,024
Net increase (decrease) in net assets resulting from operations	161,545	(970,770)
Distributions to shareholders from: Net investment income: Class A	(253,689)	(170,486)
Class C	(173,288)	(78,032)
Class S	(9,992)	(32,141)
Institutional Class	(8,738)	(419,628)
Total distributions	(445,707)	(700,287)
Fund share transactions: Proceeds from shares sold	2,822,997	12,306,900
Reinvestment of distributions	396,367	672,006
Cost of shares redeemed	(29,633,122)	(2,056,565)
Net increase (decrease) in net assets from Fund share transactions	(26,413,758)	10,922,341
Increase (decrease) in net assets	(26,697,920)	9,251,284
Net assets at beginning of period	38,633,281	29,381,997
Net assets at end of period (including undistributed net investment income of $43,690 and $155,533, respectively)	$ 11,935,361	$ 38,633,281

a Liquidation basis.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2010[g]	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14	.17	.09
Net realized and unrealized gain (loss)	.27[f]	(.45)	(.73)
Total from investment operations	.41	(.28)	(.64)
Less distributions from: Net investment income	(.29)	(.17)	(.05)
Net asset value, end of period	$ 8.98	$ 8.86	$ 9.31
Total Return (%)[c,d]	4.62	(3.13)	(6.43)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	6
Ratio of expenses before expense reductions (%)	3.16	2.48	2.37*
Ratio of expenses after expense reductions (%)	1.77	1.75	1.70*
Ratio of net investment income (%)	1.57	1.91	1.91*
Portfolio turnover rate (%)	35	58	88**

[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.44)%.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ended April 30, 2010 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

[g] Liquidation basis.

* Annualized

** Not annualized

Class C Years Ended April 30,	2010[g]	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.83	$ 9.28	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.11	.06
Net realized and unrealized gain (loss)	.27[f]	(.46)	(.74)
Total from investment operations	.35	(.35)	(.68)
Less distributions from: Net investment income	(.22)	(.10)	(.04)
Net asset value, end of period	$ 8.96	$ 8.83	$ 9.28
Total Return (%)[c,d]	3.82	(3.86)	(6.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	2
Ratio of expenses before expense reductions (%)	3.90	3.22	3.10*
Ratio of expenses after expense reductions (%)	2.50	2.50	2.43*
Ratio of net investment income (%)	.83	1.16	1.18*
Portfolio turnover rate (%)	35	58	88**

[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.86)%.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ended April 30, 2010 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

[g] Liquidation basis.

* Annualized

** Not annualized

Class S Years Ended April 30,	2010[f]	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.16	.19	.10
Net realized and unrealized gain (loss)	.27[e]	(.45)	(.74)
Total from investment operations	.43	(.26)	(.64)
Less distributions from: Net investment income	(.32)	(.19)	(.05)
Net asset value, end of period	$ 8.97	$ 8.86	$ 9.31
Total Return (%)[c]	4.81	(2.93)	(6.39)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	1	1
Ratio of expenses before expense reductions (%)	2.98	2.19	2.17*
Ratio of expenses after expense reductions (%)	1.58	1.50	1.50*
Ratio of net investment income (%)	1.75	2.16	2.11*
Portfolio turnover rate (%)	35	58	88**

[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended April 30, 2010 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

[f] Liquidation basis.

* Annualized

** Not annualized

Institutional Class Years Ended April 30,	2010[f]	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.17	.19	.10
Net realized and unrealized gain (loss)	.24[e]	(.45)	(.74)
Total from investment operations	.41	(.26)	(.64)
Less distributions from: Net investment income	(.33)	(.19)	(.05)
Net asset value, end of period	$ 8.94	$ 8.86	$ 9.31
Total Return (%)[c]	4.68	(2.93)	(6.39)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	20	20
Ratio of expenses before expense reductions (%)	2.82	2.16	2.17*
Ratio of expenses after expense reductions (%)	1.42	1.50	1.50*
Ratio of net investment income (%)	1.91	2.16	2.11*
Portfolio turnover rate (%)	35	58	88**

[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended April 30, 2010 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

[f] Liquidation basis.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS LifeCompass Protect 2017 Fund (the "Fund"), is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The objective of the Fund is to maximize total return consistent with capital preservation. The Fund's investment strategies are designed to ensure that shareholders who hold their shares on the Fund's Maturity Date (November 1, 2017) will receive the greater of the net asset value ("NAV") per share at inception ($10.00), or the highest NAV per share attained over the life of the Fund, each subject to the adjustments described below (the "Protected High NAV"). The Protected High NAV is determined separately for each class of shares of the Fund as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the Fund subsequent to the establishment of such Protected High NAV. Only shareholders who hold their shares on the Fund's Maturity Date are entitled to receive the Protected High NAV. The number of shares owned by a shareholder multiplied by the Protected High NAV for that class of shares is the amount the Fund seeks to pay the shareholder on the Fund's Maturity Date (the "Protected Amount"). Generally, a shareholder's Protected Amount will remain the same before and after any dividends or distributions paid if the shareholder reinvests all dividends and distributions in additional shares of the Fund. A shareholder's Protected Amount will decrease following any dividends or distributions paid if the shareholder elects to receive the dividends and distributions in cash.

The Fund allocates its assets between managed equity investments (the "Active Component") and managed fixed income investments (the "Reserve Component").

As a general matter, to provide greater assurance that shareholders receive their Protected Amount on the Fund's Maturity Date or their accelerated Protected Amount, in the event of early Fund termination, the Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Main Place Funding, LLC ("the Warranty Provider"). In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a stand-by letter of credit to the Fund, on which the Fund may draw up to $1 billion (the "Financial Warranty"). Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Fund's Maturity Date. Bank of America Corporation (the "Guarantor") has provided an unconditional guarantee of the Warranty Provider's performance of its obligations under the Warranty Agreement. This guarantee is not an obligation of, or guaranteed by, Bank of America, N.A. or any other bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund and not the Fund's shareholders is the holder of the Financial Warranty. The Fund's shareholders have no direct rights or claims against the Warranty Provider or the Guarantor in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement. The Fund pays to the Warranty Provider a financial warranty fee at an annual rate equal to 0.57% of the Fund's average daily net assets. In the event the Fund becomes completely and irreversibly invested in the Reserve Component, the financial warranty fee will decrease to an annual rate of 0.30% of the Fund's average daily net assets. See also Note E. Fund Early Termination and Liquidation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the early termination and liquidation of the Fund effective on or about July 27, 2010. See also Note E. Fund Early Termination and Liquidation.

Accordingly, the accompanying financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of the liquidation basis of accounting.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $3,361,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017, the expiration date, whichever occurs first.

During the year ended April 30, 2010, the Fund utilized approximately $478,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through April 30, 2010, the Fund incurred approximately $54,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended April 30, 2011.

The Fund has reviewed the tax position for the open tax years as of April 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 43,690
Capital loss carryforwards	$ (3,361,000)
Net unrealized appreciation (depreciation) on investments	$ (228,180)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended April 30,
	2010	2009
Distributions from ordinary income	$ 445,707	$ 700,287

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $7,030,217 and $33,773,315, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In the event that all of the Fund's assets are completely and irreversibly allocated to the Reserve Component, the Fund's management fee will decrease to 0.30% of the Fund's average daily net assets.

For the period from May 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

For the period from October 1, 2009 through the Fund's early termination date, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	2.05%
Class C	2.80%
Class S	1.80%
Institutional Class	1.80%

Accordingly, for the year ended April 30, 2010, the fee pursuant to the Investment Management Agreement aggregated $115,530, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2010, the Advisor reimbursed the Fund $133,824 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2010, the Administration Fee was $19,255, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2010
Class A	$ 6,577	$ —	$ 2,024
Class C	4,196	—	1,341
Class S	474	—	394
Institutional Class	111	111	—
	$ 11,358	$ 111	$ 3,759

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class C	$ 51,028	$ 3,385

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2010	Annual Effective Rate
Class A	$ 19,509	$ 3,603.23%
Class C	16,725	3,255.25%
	$ 36,234	$ 6,858

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2010, aggregated $151.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. For the year ended April 30, 2010, the CDSC for Class C shares aggregated $1,454. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $44,250, of which $6,418 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	110,305	$ 966,806	642,286	$ 5,778,244
Class C	200,996	1,782,927	636,857	5,748,334
Class S	8,201	73,264	78,968	730,322
Institutional Class	—	—	5,394	50,000
		$ 2,822,997		$ 12,306,900
Shares issued to shareholders in reinvestment of distributions
Class A	25,746	$ 224,501	15,660	$ 149,240
Class C	17,660	153,996	7,459	71,006
Class S	1,048	9,132	3,372	32,132
Institutional Class	1,005	8,738	44,032	419,628
		$ 396,367		$ 672,006
Shares redeemed
Class A	(581,003)	$ (5,136,397)	(127,020)	$ (1,143,381)
Class C	(447,743)	(3,920,102)	(52,541)	(477,971)
Class S	(123,842)	(1,077,047)	(47,664)	(435,213)
Institutional Class	(2,245,237)	(19,499,576)	—	—
		$ (29,633,122)		$ (2,056,565)
Net increase (decrease)
Class A	(444,952)	$ (3,945,090)	530,926	$ 4,784,103
Class C	(229,087)	(1,983,179)	591,775	5,341,369
Class S	(114,593)	(994,651)	34,676	327,241
Institutional Class	(2,244,232)	(19,490,838)	49,426	469,628
		$ (26,413,758)		$ 10,922,341

E. Fund Early Termination and Liquidation

Upon the recommendation of the Fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), the Fund's Board has authorized the Fund's early termination, which will be effective on or about July 27, 2010 (the "Early Termination Date"). Liquidation proceeds will be disbursed to shareholders shortly thereafter. Accordingly, the Fund will redeem all of its outstanding shares on the Early Termination Date. Shareholders who hold their shares on the Early Termination Date will receive, on a per share basis, the greater of: (i) the then-current net asset value ("NAV"); or (ii) the net present value of the Fund's "Protected High NAV" (as said term defined in the Fund's prospectus) (the "Accelerated Protected High NAV"). In the event of early termination, when the Fund calculates its NAV and Accelerated Protected High NAV as of the Early Termination Date, each amount will be reduced by the net present value per share of the estimated remaining payments otherwise due to the Fund's financial warranty provider, Main Place Funding, LLC (the "Warranty Provider"), had the Fund continued to its maturity date (the "Accelerated Financial Warranty Fee"). The Accelerated Financial Warranty Fee is based on net assets of the shareholders who hold their shares as of the Early Termination Date. Given that the level of shareholder activity prior to the Early Termination Date cannot be reasonably estimated, the Accelerated Financial Warranty Fee has not been recorded on the liquidation basis financial statements since this fee cannot be reasonably estimated at this time.

Subject to the Fund and the Advisor complying with the terms, conditions, and limitations of the Fund's Financial Warranty Agreement, the Warranty Provider is obligated to make payments to the Fund for any shortfall between the Fund's aggregate net assets and the Accelerated Aggregate Protected Amount (as described below) in the event of the Fund's early termination. The Accelerated Aggregate Protected Amount is the sum of the Accelerated Protected High NAV for each respective class of the Fund's shares individually times the corresponding number of shares outstanding for that particular class on the Early Termination Date. Because the Fund's aggregate net assets presently exceed the Fund's Accelerated Aggregate Protected Amount, the Fund does not currently expect to draw on its Financial Warranty in connection with its early termination.

In connection with the Fund's early termination and liquidation, the Fund closed to new investments effective June 4, 2010, with certain exceptions.

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events, other than described in Note E, that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Target Fund and Shareholders of DWS LifeCompass Protect 2017 Fund:

We have audited the accompanying statement of assets and liabilities — liquidation basis of DWS LifeCompass Protect 2017 Fund (the "Fund"), one of a series of DWS Target Fund (the "Trust"), including the investment portfolio — liquidation basis, as of April 30, 2010, and the related statements of operations — liquidation basis, changes in net assets — liquidation basis and the financial highlights — liquidation basis for the year then ended, the statement of changes in net assets for the year ended April 30, 2009, and the financial highlights for the year ended April 30, 2009 and for the period from November 2, 2007 (commencement of operations) to April 30, 2008.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Board of Trustees decided to liquidate the Fund effective on or about July 27, 2010. As a result, the Fund has changed its basis of accounting from the going-concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS LifeCompass Protect 2017 Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 24, 2010

Tax Information (Unaudited)

For corporate shareholders, 15% of the income dividends paid during the Fund's fiscal year ended April 30, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $73,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 90% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

58
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Chief Legal Officer since April 2010	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

11 Effective April 23, 2010, J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, C, S and Institutional Class
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PROAX	PROCX	PROSX	PROTX
CUSIP Number	23337N 857	23337N 840	23337N 832	23337N 824
Fund Number	453	753	2053	1453

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2010, DWS LifeCompass Protect 2017 Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECOMPASS PROTECT 2017 FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$51,416	$0	$9,415	$0
2009	$44,186	$0	$6,025	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$315,930	$0
2009	$0	$524,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$9,415	$315,930	$625,859	$951,204
2009	$6,025	$524,500	$1,248,247	$1,778,772

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS LifeCompass Protect 2017 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS LifeCompass Protect 2017 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010